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                                                                   EXHIBIT 10.25

                                 AMENDMENT NO 1
                                       TO

               THE EXPANDED AND AMENDED THYMOSIN ALPHA 1 LICENSE,
                      DISTRIBUTORSHIP AND SUPPLY AGREEMENT
        SIGNED BY AND BETWEEN SCICLONE PHARMACEUTICALS INTERNATIONAL LTD
                                       AND
                  SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE SPA
                 ON MARCH 3, 2000 (HEREINAFTER `THE AGREEMENT')

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD. ("SPIL"), a Cayman Islands business entity which is a wholly-owned subsidiary of SciClone Pharmaceuticals, Inc. ("SCLN"), a California corporation;

                                       and

SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE S.P.A. ("Sigma-Tau"), an Italian corporation having offices at viale Shakespeare 47, 00144 Rome, Italy.

SPIL AND SIGMA-TAU HEREBY AGREE TO AMEND ARTICLE 5 (DEVELOPMENT AND CLINICAL TRIALS), SECTION 5.1 OF THE AGREEMENT AS FOLLOWS:

                          5.1 Sigma-Tau's Obligations.

            (A) Subject to (1) the availability of Licensed Product, (2) the parties' mutual agreement on the design and objectives of the clinical program and the clinical protocol, (3) regulatory authorization, if needed, to commence the clinical trial described below, and (4) other necessary authorizations and procedures customary and normal to the conduct of a clinical trial in the Territory in accordance with ICH Guidelines, Sigma-Tau shall use its reasonable best efforts to perform at least one (1) comprehensive clinical program including a pivotal phase 3 clinical trial in the Territory designed, implemented and monitored according to ICH Guidelines involving the Licensed Product in the treatment of malignant melanoma with the primary objective of obtaining for the Licensed Product an EMEA marketing approval in the Territory [****]. Subject to the foregoing conditions, unless otherwise agreed by the parties in writing, Sigma-Tau agrees to the following development obligations with respect to the malignant melanoma clinical program:


* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.
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                  (i) to enroll the first patient in the phase 2 malignant
melanoma clinical trial [****];

                  (ii) to enroll the first patient in the phase 3 pivotal malignant melanoma clinical trial [****] of the enrolment of the first patient in the phase 2 malignant melanoma clinical trial provided that such phase 2 malignant melanoma clinical trial had shown positive results so that the parties agree in good faith to proceed with the phase 3 pivotal malignant melanoma clinical trial;

                  (iii) in the event the parties do not agree to proceed with the phase 3 pivotal malignant melanoma clinical trial described under 5.1 (a)
(ii) above, Sigma Tau commits to replace this clinical trial, in a manner and time frame mutually acceptable to the parties, with other clinical trial(s) to study the use of the Licensed Product in other indications. Sigma Tau's costs to conduct such other trials will be at the minimum comparable to the costs that Sigma Tau would have borne had the phase 3 pivotal malignant melanoma trial been conducted;

                  (iv) to fund up to US$ 50,000 (US Dollars fifty thousand) of the development costs [****]. The US$ 50,000 will be paid as and when the costs are incurred and properly documented. The development program is intended to be conducted by SPIL in Italy and completed [****];

                  (v) subject to the successful development of [****] by SPIL, to discuss and agree in good faith with SPIL how best to design the protocol and enroll the first patient in a [****] malignant melanoma clinical trial [****];

                  (vi) Sigma-Tau and its Affiliates shall keep SCLN informed of the progress of the malignant melanoma clinical trials described above and shall provide SCLN with quarterly summary reports of the results of such trials. Sigma-Tau and its Affiliates shall give SCLN access to the clinical reports and patient histories concerning the malignant melanoma clinical trials. Sigma-Tau will provide to SCLN and to SPIL, for regulatory and marketing purposes and with the intention of assisting SCLN and SPIL in the submission of such regulatory filings as SCLN and SPIL deem appropriate, the data resulting from the malignant melanoma clinical trials.

In furtherance of the malignant melanoma clinical trials described above, SPIL shall supply free of charge to Sigma-Tau the Licensed Product [****] needed for the malignant melanoma clinical trials described above.


*Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.
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            (B) SCLN is performing in the United States a pivotal phase 3 clinical trial program involving at least two pivotal clinical trials (the "US Hepatitis C Trials"). SCLN and its Affiliates shall keep Sigma-Tau informed of the progress of the US Hepatitis C Trials and shall provide Sigma-Tau with quarterly summary reports of the results of the US Hepatitis C Trials. SCLN and its Affiliates shall give Sigma-Tau [****]. SCLN will provide to Sigma-Tau, for regulatory and marketing purposes and with the intention of assisting Sigma-Tau in the submission of an EMEA Hepatitis C European filing, the data resulting from the US Hepatitis C Trials. In consideration of the foregoing conditions, unless otherwise agreed by the parties in writing, Sigma-Tau agrees to the following:

                  (i) Sigma Tau shall use its reasonable best efforts to design, subject to the parties' mutual agreement, a Hepatitis C European Regulatory and Development Plan based on the contents and the data resulting from the US Hepatitis C Trials with the primary objective of obtaining for the Licensed Product an EMEA marketing approval for the treatment of hepatitis C in the Territory [****]. The Sigma-Tau Hepatitis C European Regulatory and Development Plan shall be designed and communicated [****]. Sigma-Tau and its Affiliates shall keep SCLN informed of the progress of the Hepatitis C European Regulatory and Development Plan described above and shall provide SCLN with quarterly summary reports of the progress of such plan;

                  (ii) Sigma Tau shall make payments to SCLN to assist in paying for incurred or anticipated costs and expenses associated with the US Hepatitis C Trials, as follows:

- a milestone payment equal to U.S. $ 2,685,000 (U.S. Dollars two million six hundred eighty-five thousand) upon signature of this Amendment Agreement [****]; and

- a milestone payment equal to U.S. $ 1,000,000 (U.S. Dollars one million) upon the completion of the enrolment of the patients in the US Hepatitis C Trials in respect of the research and development expenses paid by SCLN for such enrollment.



                  (C) Upon execution of this Amendment Agreement, Sigma-Tau agrees to use reasonable best and most rapid efforts to obtain and maintain marketing approval for the sale and distribution of Licensed Product [****] and submit proof of effort and progress to SPIL at the end of each calendar quarter following the signing of this Amendment Agreement. Sigma Tau will avail itself of the advice and collaboration of SPIL and SCLN in order to speed up the process for obtaining the marketing approval for sale and distribution of Licensed Product [****]. Any documented external costs borne by SPIL or SCLN in relation to this collaborative effort will be reimbursed by Sigma Tau.


*Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.
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The remaining Sections of article 5 of the Agreement as well as all the other terms and conditions set forth in the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT AGREEMENT TO BE DULY EXECUTED EFFECTIVE AS OF THE DATE LAST WRITTEN BELOW.

SCICLONE Pharmaceuticals                      SIGMA-TAU Industrie
International Ltd.                            Farmaceutiche Riunite SpA

____________________________________          __________________________________
By:                                           By:
Title:                                        Title:
Date:                                         Date: